UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

ORION S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 City Plaza Drive, Suite 300 Spring, Texas 77389 (Address of principal executive offices, including zip code)

(281) 318-2959

(Registrant’s telephone number, including area code)

Orion Engineered Carbons S.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Orion S.A. (formerly, Orion Engineered Carbons S.A.) (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 7, 2023. The Company’s shareholders approved and adopted all matters submitted to them at the Annual General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 7, 2023 (with a proxy statement supplement filed on May 30, 2023).

The results of votes on the matters adopted by the Annual General Meeting are as follows:

Proposal 1(i) Election of Mr. Anthony L. Davis for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,836,007	437,882	54,790	3,868,824

Proposal 1(ii) Election of Ms. Kerry Galvin for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
44,759,214	2,554,049	15,416	3,868,824

Proposal 1(iii) Election of Mr. Paul Huck for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,959,887	350,485	12,057	3,875,074

Proposal 1(iv) Election of Ms. Mary Lindsey for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,966,760	310,166	45,503	3,875,074

Proposal 1(v) Election of Mr. Didier Miraton for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,827,735	482,342	12,352	3,875,074

Proposal 1(vi) Election of Mr. Yi Hyon Paik for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,010,837	1,266,395	45,197	3,875,074

Proposal 1(vii) Election of Mr. Corning F. Painter for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,969,783	342,761	9,885	3,875,074

Proposal 1(viii) Election of Mr. Dan F. Smith for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,933,420	376,952	12,057	3,875,074

Proposal 1(ix) Election of Mr. Hans-Dietrich Winkhaus for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
46,793,435	516,649	12,345	3,875,074

Proposal 1(x) Election of Mr. Michel Wurth for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
44,571,639	2,704,851	45,939	3,875,074

Proposal 2 Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2022 (Say-on-Pay vote) as disclosed in the proxy statement.

For	Against	Abstentions	Broker Non-Votes
46,586,083	719,785	16,561	3,875,074

Proposal 3 Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2023 and ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
47,245,844	60,081	16,504	3,875,074

Proposal 4 Approval of the annual accounts of the Company for the financial year that ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
50,302,074	7,022	882,357	6,050

Proposal 5 Approval of the consolidated financial statements of the Company for the financial year that ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
50,306,048	5,674	879,731	6,050

Proposal 6 Allocation of results of the financial year that ended on December 31, 2022, and approval of the interim dividends declared by the Company in the aggregate amount of EUR 4,777,586.16.

For	Against	Abstentions	Broker Non-Votes
49,165,275	2,018,412	7,766	6,050

Proposal 7 Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,507,236	1,940,160	875,033	3,875,074

Proposal 8 Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year that ended on December 31, 2022.

For	Against	Abstentions	Broker Non-Votes
44,207,016	2,240,965	874,448	3,875,074

Proposal 9 Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
49,164,904	2,019,876	6,673	6,050

Proposal 10 Ratification of the appointment of Ernst & Young LLP to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law for the fiscal year ending on December 31, 2023.

For	Against	Abstentions	Broker Non-Votes
51,180,260	6,937	4,256	6,050

Proposal 11 Approval of an amended employee incentive compensation plan.

For	Against	Abstentions	Broker Non-Votes
39,113,791	8,121,839	86,799	3,875,074

Proposal 12 Approval of an amended non-employee director equity plan.

For	Against	Abstentions	Broker Non-Votes
40,899,598	6,339,426	83,405	3,875,074

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION S.A.

Date: June 7, 2023	By:	/s/ Jeff Glajch
		Name:	Jeff Glajch
		Title:	Chief Financial Officer